SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 10, 2003

Midwest Express Holdings, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)

           (414) 570-4000
(Registrant’s telephone number, including area code)

Item 5.   Other Events.

        On December 10, 2003, Midwest Express Holdings, Inc. (the “Company”) issued a press announcing that Robert S. Bahlman, the Company’s Senior Vice President and Chief Financial Officer, advised the Company that he plans to leave the Company in mid-February 2004. The Company said that it has already begun a search for Mr. Bahlman’s replacement.

        The Company is filing a copy of such press release as Exhibit 99 hereto, which is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being filed herewith:

99	Press Release dated December 10, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST EXPRESS HOLDINGS, INC.
Date: December 15, 2003	By: /s/ Dennis J. O'Reilly
Its:Treasurer

MIDWEST EXPRESS HOLDINGS, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99	Press Release dated December 10, 2003.